Exhibit 99.1

9341 Courtland Drive NE, Rockford, MI 49351 Phone (616) 866-5500

FOR IMMEDIATE RELEASE
CONTACT: Michael D. Stornant
(616) 866-5728

WOLVERINE WORLDWIDE REPORTS STRONG DOUBLE-DIGIT QUARTERLY REVENUE GROWTH WITH ROBUST DEMAND CONTINUING INTO 2022

ROCKFORD, Mich., November 10, 2021 – Wolverine World Wide, Inc. (NYSE: WWW) today reported strong financial results for the third quarter ended October 2, 2021, and updated its 2021 fiscal-year revenue and earnings outlook to reflect recent supply chain challenges.

“The Company delivered strong double-digit revenue growth and exceptional earnings leverage, despite the increased supply chain disruption caused by Vietnam factory closures and global logistics delays” said Blake W. Krueger, Wolverine Worldwide’s Chairman and Chief Executive Officer. “Merrell was hit hardest by Vietnam factory closures but still delivered mid-single-digit growth. Saucony and Sperry both drove over 40% revenue growth. The unplanned supply chain disruptions resulted in at least a $60 million negative revenue impact in Q3. Demand for our brands remains very strong as evidenced by continued strength in sell-through trends at retail and a robust order book that extends into Q3 2022. We remain bullish on our outlook for the future in light of these trends and the composition of our portfolio which over-indexes on performance categories like hiking, running, and work. We are also excited about the addition of Sweaty Betty to our portfolio – a fast-growing brand that enhances the digital and apparel capabilities of the Company.”

THIRD-QUARTER 2021 PERFORMANCE
On August 2, 2021, Wolverine Worldwide acquired women’s activewear brand Sweaty Betty, a digitally-native, premium global apparel brand, which is expected to fuel growth and enhance the Company’s fast-growing eCommerce business. The following third-quarter results include Sweaty Betty during the period from August 2, 2021 until the end of the quarter.

•Reported revenue was $636.7 million, up 29.1% versus the prior year. On a constant currency basis, revenue was up 28.2% versus the prior year.
•eCommerce reported revenue was up 45% versus the prior year and up 126% versus 2019.
•Reported gross margin was 43.2%, compared to 41.0% in the prior year. Adjusted gross margin was 44.6%, compared to 41.3% in the prior year.
•Reported operating margin was 6.7%, compared to 8.6% in the prior year. Adjusted operating margin was 12.0%, compared to 10.6% in the prior year.
•Reported diluted earnings per share were $0.00, compared to reported diluted earnings per share of $0.27 in the prior year. Current year reported earnings includes costs related to the acquisition of Sweaty Betty, debt refinancing costs, certain litigation-related costs and air freight charges related to production and shipping delays caused by the COVID-19 pandemic. Adjusted diluted earnings per share were $0.62, and, on a constant currency basis, were $0.61, compared to $0.35 in the prior year.

•Inventory at the end of the quarter was $412.0 million, up 26.5% versus the prior year. Sweaty Betty contributed 16.1% to the increase versus the prior year.
•Total debt at the end of the quarter was $1,024.4 million, or $147.8 million more than in the prior year. Total liquidity considering the October credit facility transaction was approximately $800 million.

THIRD-QUARTER 2021 UNDERLYING PERFORMANCE (excludes Sweaty Betty)
•Underlying revenue was $597.6 million, up 21.2% versus the prior year and 4.0% versus 2019.
•eCommerce underlying revenue was up 13.3% versus the prior year and up 77.3% versus 2019.
•Adjusted underlying gross margin was 43.2%, compared to 41.3% in the prior year.
•Adjusted underlying operating margin was 12.5%, compared to 10.6% in the prior year.
•Adjusted underlying diluted earnings per share were $0.60, compared to $0.35 in the prior year.

“We are pleased with the third quarter’s strong double-digit revenue growth and even stronger adjusted earnings growth versus 2020,” said Mike Stornant, Senior Vice President and Chief Financial Officer. “Operating margin was stronger than expected and benefited from healthy gross margin performance across the portfolio. In addition, our nimble operating model and diverse portfolio allowed us to navigate the short-term disruption caused by Vietnam factory closures. We are encouraged to see factories re-open but the recent closures will impact our ability to fully service the incredibly strong demand we are seeing in Q4. As a result, we adjusted our full-year outlook for fiscal 2021.”

FULL-YEAR 2021 OUTLOOK
For the full 2021 fiscal year, the Company now expects revenue of approximately $2.4 billion resulting in nearly 35% growth versus the prior year. This revenue outlook represents mid-single-digit growth over 2019 (including Sweaty Betty), and low-single-digit growth excluding Sweaty Betty. Reported diluted earnings per share are now expected to be in the range of $1.16 to $1.21, and adjusted diluted earnings per share are now expected to be in the range of $2.05 to $2.10.

This outlook assumes no meaningful deterioration of current market conditions related to the COVID-19 pandemic during the remainder of 2021.

NON-GAAP FINANCIAL MEASURES
Measures referred to in this release as “adjusted” financial results are non-GAAP measures that exclude environmental and other related costs net of recoveries, costs related to the COVID-19 pandemic including air freight costs, credit loss expenses, severance expenses and other related costs, reorganization expenses and debt extinguishment costs. Measures referred to in this release as “underlying” financial results are non-GAAP measures that exclude the results of Sweaty Betty. The Company also presents constant currency information, which is a non-GAAP measure that excludes the impact of fluctuations in foreign currency exchange rates. The Company calculates constant currency basis by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results. The Company believes providing each of these non-GAAP measures provides valuable supplemental information regarding its results of operations, consistent with how the Company evaluates performance.

The Company has provided a reconciliation of each of the above non-GAAP financial measures to the most directly comparable GAAP financial measure. The Company believes these non-GAAP measures provide useful information to both management and investors because they increase the comparability of current period results to prior period results by adjusting for certain items that may not be indicative of core operating results and enable better identification of trends in our business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the

Company on a comparable basis. The underlying financial results are used by management to, and allow investors to, evaluate the aggregate operating performance of the Company’s brands other than Sweaty Betty. Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

EARNINGS CALL INFORMATION
The Company will host a conference call today at 8:30 a.m. EST to discuss these results and current business trends. The conference call will be broadcast live and accessible under the “Investor Relations” tab at www.wolverineworldwide.com. A replay of the conference call will be available on the Company’s website for a period of approximately 30 days.

ABOUT WOLVERINE WORLDWIDE
Founded in 1883 on the belief in the possibility of opportunity, Wolverine World Wide, Inc. (NYSE:WWW) is one of the world’s leading marketers and licensors of branded casual, active lifestyle, work, outdoor sport, athletic, children's and uniform footwear and apparel. Through a diverse portfolio of highly recognized brands, our products are designed to empower, engage and inspire our consumers every step of the way. The company’s portfolio includes Merrell®, Saucony®, Sweaty Betty® Sperry®, Hush Puppies®, Wolverine®, Keds®, Chaco®, Bates®, HYTEST®, and Stride Rite®. Wolverine Worldwide is also the global footwear licensee of the popular brands Cat® and Harley-Davidson®. Based in Rockford, Michigan, for more than 130 years, the company's products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com or visit us on Facebook, LinkedIn, and Instagram.

FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements, including statements regarding the Company’s expectations regarding: its outlook for fiscal year 2021 revenue, and reported and adjusted earnings per share and future growth.. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “focused,” “projects,” “outlook,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: the effects of the COVID-19 pandemic on the Company’s business, operations, financial results and liquidity, including the duration and magnitude of such effects, which will depend on numerous evolving factors that the Company cannot currently accurately predict or assess, including: the duration and scope of the pandemic; the negative impact on global and regional markets, economies and economic activity, including the duration and magnitude of its impact on unemployment rates, consumer discretionary spending and levels of consumer confidence; actions governments, businesses and individuals take in response to the pandemic; the effects of the pandemic, including all of the foregoing, on the Company’s distributors, manufacturers, suppliers, joint venture partners, wholesale customers and other counterparties, and how quickly economies and demand for the Company’s products recover after the pandemic subsides; changes in general economic conditions, employment rates, business conditions, interest rates, tax policies and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; supply chain or other capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and retailers; increases in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; problems affecting the Company’s supply chain or distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

# # #

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except earnings per share)

	Quarter Ended		Year-To-Date Ended
	October 2, 2021	September 26, 2020	October 2, 2021	September 26, 2020
Revenue	$636.7	$493.1	$1,779.3	$1,281.5
Cost of goods sold	361.9	291.1	1,011.8	750.5
Gross profit	274.8	202.0	767.5	531.0
Gross margin	43.2%	41.0%	43.1%	41.4%

Selling, general and administrative expenses	215.0	157.5	591.2	457.2
Environmental and other related costs, net of recoveries	17.3	1.9	11.9	6.8
Operating expenses	232.3	159.4	603.1	464.0
Operating expenses as a % of revenue	36.5%	32.3%	33.9%	36.2%

Operating profit	42.5	42.6	164.4	67.0
Operating margin	6.7%	8.6%	9.2%	5.2%

Interest expense, net	9.6	12.8	28.9	31.1
Debt extinguishment and other costs	34.0	—	34.0	0.2
Other expense (income), net	(0.4)	(0.6)	2.5	(2.9)
Total other expenses	43.2	12.2	65.4	28.4
Earnings (loss) before income taxes	(0.7)	30.4	99.0	38.6

Income tax expense	0.1	8.7	17.0	6.0
Effective tax rate	(11.6)%	28.5%	17.1%	15.5%

Net earnings (loss)	(0.8)	21.7	82.0	32.6

Less: net loss attributable to noncontrolling interests	(0.8)	(0.7)	(1.2)	(1.2)
Net earnings attributable to Wolverine World Wide, Inc.	$—	$22.4	$83.2	$33.8
Diluted earnings per share	$0.00	$0.27	$0.98	$0.41

Supplemental information:
Net earnings (loss) used to calculate diluted earnings per share	$(0.2)	$21.8	$81.8	$33.0
Shares used to calculate diluted earnings per share	82.3	81.5	83.4	81.5

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(Unaudited)
(In millions)

	October 2, 2021	September 26, 2020
ASSETS
Cash and cash equivalents	$183.6	$342.0
Accounts receivables, net	362.6	332.1
Inventories, net	412.0	325.7
Other current assets	44.4	42.2
Total current assets	1,002.6	1,042.0
Property, plant and equipment, net	127.3	126.3
Lease right-of-use assets	134.7	148.3
Goodwill and other indefinite-lived intangibles	1,273.8	1,042.3
Other noncurrent assets	143.0	142.2
Total assets	$2,681.4	$2,501.1

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and other accrued liabilities	$497.7	$362.9
Lease liabilities	34.4	34.6
Current maturities of long-term debt	10.0	162.5
Borrowings under revolving credit agreements	310.0	—
Total current liabilities	852.1	560.0
Long-term debt	704.4	714.1
Lease liabilities, noncurrent	117.9	135.0
Other noncurrent liabilities	365.1	326.5
Stockholders' equity	641.9	765.5
Total liabilities and stockholders' equity	$2,681.4	$2,501.1

WOLVERINE WORLD WIDE, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Year-To-Date Ended
	October 2, 2021	September 26, 2020
OPERATING ACTIVITIES:
Net earnings	$82.0	$32.6
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	23.1	23.8
Deferred income taxes	(3.9)	(12.8)
Stock-based compensation expense	30.0	21.5
Pension and SERP expense	10.5	6.4
Debt extinguishment and other costs	5.6	0.2
Environmental and other related costs, net of cash payments and recoveries received	(8.5)	25.2
Other	(3.5)	(0.6)
Changes in operating assets and liabilities	(118.3)	39.2
Net cash provided by operating activities	17.0	135.5

INVESTING ACTIVITIES:
Business acquisition, net of cash acquired	(417.8)	(5.5)
Additions to property, plant and equipment	(10.0)	(6.0)
Investment in joint ventures	—	(3.5)
Proceeds from company-owned insurance policy liquidations	—	25.6
Other	(1.9)	(1.0)
Net cash provided by (used in) investing activities	(429.7)	9.6

FINANCING ACTIVITIES:
Payments under revolving credit agreements	(40.0)	(898.0)
Borrowings under revolving credit agreements	350.0	538.0
Borrowings of long-term debt	550.0	471.0
Payments on long-term debt	(557.5)	(28.5)
Payments of debt issuance and debt extinguishment costs	(7.4)	(6.4)
Cash dividends paid	(25.2)	(25.4)
Purchase of common stock for treasury	(26.9)	(21.0)
Employee taxes paid under stock-based compensation plans	(13.7)	(20.1)
Proceeds from the exercise of stock options	15.6	4.0
Contributions from noncontrolling interests	4.8	1.8
Net cash provided by financing activities	249.7	15.4

Effect of foreign exchange rate changes	(0.8)	0.9
Increase (decrease) in cash and cash equivalents	(163.8)	161.4

Cash and cash equivalents at beginning of the year	347.4	180.6
Cash and cash equivalents at end of the quarter	$183.6	$342.0

The following tables contain information regarding the non-GAAP financial measures used by the Company in the presentation of its financial results:

WOLVERINE WORLD WIDE, INC.

Q3 2021 RECONCILIATION TABLES

RECONCILIATION OF REPORTED REVENUE
TO ADJUSTED REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2021-Q3	Foreign Exchange Impact	Constant Currency Basis 2021-Q3	GAAP Basis 2020-Q3	Constant Currency Growth	Reported Growth
REVENUE
Wolverine Michigan Group	$324.8	$(2.7)	$322.1	$287.3	12.1%	13.1%
Wolverine Boston Group	258.8	(2.0)	256.8	193.8	32.5%	33.5%
Other	53.1	—	53.1	12.0	342.5%	342.5%
Total	$636.7	$(4.7)	$632.0	$493.1	28.2%	29.1%

RECONCILIATION OF REPORTED REVENUE
TO ADJUSTED UNDERLYING REVENUE*
(Unaudited)
(In millions)

	GAAP Basis	Sweaty Betty (1)	Underlying Basis

Revenue - Fiscal 2021 Q3	$636.7	$(39.1)	$597.6
(1)Q3 2021 adjustment reflects the Sweaty Betty® brand results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED eCOMMERCE REVENUE GROWTH
TO ADJUSTED UNDERLYING eCOMMERCE REVENUE GROWTH*
(Unaudited)

	GAAP Basis	Sweaty Betty (1)	Underlying Basis

eCommerce Revenue Growth - Fiscal 2021 Q3	44.7%	31.4%	13.3%
(1)Q3 2021 adjustment reflects the Sweaty Betty® brand results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED GROSS MARGIN
TO ADJUSTED GROSS MARGIN* AND ADJUSTED UNDERLYING GROSS MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted	Sweaty Betty (2)	Underlying Basis

Gross Profit - Fiscal 2021 Q3	$274.8	$9.2	$284.0	$(25.8)	$258.2

Gross margin	43.2%		44.6%		43.2%

Gross Profit - Fiscal 2020 Q3	$202.0	$1.8	$203.8	$—	$203.8

Gross margin	41.0%		41.3%		41.3%
(1)Q3 2021 adjustments reflect $7.0 million of air freight charges related to production and shipping delays caused by the COVID-19 pandemic and $2.2 million of costs associated with the acquisition of the Sweaty Betty® brand. Q3 2020 adjustments reflect $1.8 million of expenses related to the COVID-19 pandemic.

(2)Q3 2021 adjustment reflects the Sweaty Betty® brand results included in the consolidated condensed statement of operations.

	GAAP Basis	Adjustments (1)	As Adjusted

Gross Profit - Fiscal 2021 Q3	$274.8	$2.2	$277.0

Gross margin	43.2%		43.5%
(1)Q3 2021 adjustments reflect $2.2 million of costs associated with the acquisition of the Sweaty Betty® brand.

RECONCILIATION OF REPORTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
TO ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES*
(Unaudited)
(In millions)

	GAAP Basis	Adjustment (1)	As Adjusted

Selling, general and administrative expenses - Fiscal 2021 Q3	$232.3	$(24.6)	$207.7

Selling, general and administrative expenses - Fiscal 2020 Q3	$159.4	$(7.9)	$151.5

Selling, general and administrative expenses - Fiscal 2019 Q3	$175.0	$(12.2)	$162.8
(1)Q3 2021 adjustments reflect $17.3 million of environmental and other related costs net of recoveries and $7.3 million of costs associated with the acquisition of the Sweaty Betty® brand. Q3 2020 adjustments reflect $1.9 million of environmental and other related costs net of recoveries and expenses related to the COVID-19 pandemic including $5.5 million of severance expenses and $0.5 million of other related costs. Q3 2019 adjustments reflect $9.1 million of environmental and related costs, $2.5 million of reorganization costs and $0.6 million of business development related costs.

RECONCILIATION OF REPORTED OPERATING MARGIN
TO ADJUSTED OPERATING MARGIN* AND ADJUSTED UNDERLYING OPERATING MARGIN*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	As Adjusted	Sweaty Betty (2)	Underlying Basis

Operating Profit - Fiscal 2021 Q3	$42.5	$33.8	$76.3	$(1.8)	$74.5

Operating margin	6.7%		12.0%		12.5%

Operating Profit - Fiscal 2020 Q3	$42.6	$9.7	$52.3	$—	$52.3

Operating margin	8.6%		10.6%		10.6%

Operating Profit - Fiscal 2019 Q3	$68.3	$12.5	$80.8	$—	$80.8

Operating margin	11.9%		14.1%		14.1%
(1)Q3 2021 adjustments reflect $17.3 million of environmental and other related costs net of recoveries, $9.5 million of costs associated with the acquisition of the Sweaty Betty® brand and $7.0 million of air freight charges related to production and shipping delays caused by the COVID-19 pandemic. Q3 2020 adjustments reflect $1.9 million of environmental and other related costs net of recoveries, expenses related to the COVID-19 pandemic, including $5.5 million of severance expenses and $2.3 million of other related costs. Q3 2019 adjustments reflect $9.1 million of environmental and related costs, $2.5 million of reorganization costs, $0.6 million of business development related costs and $0.3 million of other costs.

(2)Q3 2021 adjustment reflects the Sweaty Betty® brand results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED INVENTORY
TO ADJUSTED UNDERLYING INVENTORY*
(Unaudited)
(In millions)

	GAAP Basis	Sweaty Betty (1)	Underlying Basis

Inventories, net - Fiscal 2021 Q3	$412.0	$(52.5)	$359.5

Inventories, net - Fiscal 2020 Q3	$325.7	$—	$325.7

Inventories, net - Fiscal 2019 Q3	$417.7	$—	$417.7
(1)Q3 2021 adjustment reflects the Sweaty Betty® brand inventories included in the consolidated condensed balance sheet.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED
DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis	Adjustments (1)	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis

EPS - Fiscal 2021 Q3	$0.00	$0.62	$0.62	$(0.01)	$0.61

EPS - Fiscal 2020 Q3	$0.27	$0.08	$0.35
(1)Q3 2021 adjustments reflect debt extinguishment costs ($0.31 per share), costs associated with the acquisition of the Sweaty Betty® brand ($0.09 per share), air freight charges related to production and shipping delays caused by the COVID-19 pandemic ($0.06 per share) and environmental and other related costs net of recoveries ($0.16 per share). Q3 2020 adjustments reflect environmental and other related costs net of recoveries, expenses related to the COVID-19 pandemic, including severance and other related costs.

RECONCILIATION OF REPORTED DILUTED EPS
TO ADJUSTED DILUTED EPS AND ADJUSTED UNDERLYING DILUTED EPS*
(Unaudited)

	GAAP Basis	Adjustments (1)	As Adjusted	Sweaty Betty (2)	Underlying Basis

EPS - Fiscal 2021 Q3	$0.00	$0.62	$0.62	$(0.02)	$0.60

EPS - Fiscal 2020 Q3	$0.27	$0.08	$0.35	$—	$0.35
(1)Q3 2021 adjustments reflect debt extinguishment costs ($0.31 per share), costs associated with the acquisition of the Sweaty Betty® brand ($0.09 per share), air freight charges related to production and shipping delays caused by the COVID-19 pandemic ($0.06 per share) and environmental and other related costs net of recoveries ($0.16 per share). Q3 2020 adjustments reflect environmental and other related costs net of recoveries, expenses related to the COVID-19 pandemic, including severance and other related costs.

(2)Q3 2021 adjustment reflects the Sweaty Betty® brand results included in the consolidated condensed statement of operations.

2021 GUIDANCE RECONCILIATION TABLES

RECONCILIATION OF REPORTED DILUTED EPS GUIDANCE TO ADJUSTED
DILUTED EPS GUIDANCE AND SUPPLEMENTAL INFORMATION*
(Unaudited)
(In millions, except earnings per share)

	GAAP Basis	Adjustments (1)	As Adjusted

EPS - Fiscal 2021 Q4	$ 0.19 - $0.24	$0.19	$ 0.38 - $0.43

EPS - Fiscal 2021 Full Year	$ 1.16 - $1.21	$0.89	$ 2.05 - $2.10

Fiscal 2021 Full Year Supplemental information:

Net Earnings	$99 - $103	$75.0	$174 - $178

Net Earnings used to calculate diluted earnings per share	$96 - $100	$75.0	$171 - $175

Shares used to calculate diluted earnings per share	83.4		83.4
(1)2021 adjustments reflect estimated environmental and other related costs net of recoveries, debt extinguishment costs, costs associated with the acquisition of the Sweaty Betty® brand, and air freight charges related to production and shipping delays caused by the COVID-19 pandemic.

*To supplement the consolidated condensed financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if, costs associated with the acquisition of the Sweaty Betty® brand, environmental and other related costs net of recoveries, costs related to the COVID-19 pandemic including air freight costs, credit loss expenses, severance expenses and other related costs, reorganization expenses and debt extinguishment costs were excluded. The Company also describes what certain financial measures would have been if the previously described financial measures also excluded the results of the Sweaty Betty® brand. The Company believes these non-GAAP measures provide useful information to both management and investors by increasing comparability to the prior period by adjusting for certain items that may not be indicative of core operating measures and to better identify trends in the Company's business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.

The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results.

Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP.  A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures are found in the financial tables above.